Note 12 - Other Assets	12 Months Ended
Dec. 31, 2013
Disclosure Text Block Supplement [Abstract]
Other Assets Disclosure [Text Block]
12.	OTHER ASSETS

	December 31
	2013	2012

Deferred charges	$1,554	$1,353
Land use rights	1,179	1,207
Refundable deposits	681	789
Deferred income tax assets - noncurrent	95	125

	$3,509	$3,474

Deferred charges are advance payments for consulting, maintenance, and engineering service contracts and are amortized over the terms of the contracts from 2 to 5 years. Amortization expense of the deferred charges for the years ended December 31, 2013, 2012, and 2011 was approximately $1,162,000, $1,299,000, and $1,150,000, respectively.

As a result of dissolution activities of the Intelligent E-Commerce Group, a loss on asset write-off of $660,000 on deferred charges was incurred for the year ended December 31, 2012. Please see discussions in note 3.

All land within municipal zones in China is owned by the government. Limited liability companies, joint stock companies, foreign-invested enterprises, privately held companies and individual natural persons must pay fees for granting of rights to use land within municipal zones. Legal use of land is evidenced and sanctioned by land use certificates issued by the local municipal administration of land resources. Land use rights granted for industrial purposes are limited to a term of no more than 50 years.

Land use rights are recorded at cost less accumulated amortization. Amortization is provided on a straight-line basis over the term of the land use rights agreement which is 49.7 years. Amortization expense of the land use rights for the years ended December 31, 2013, 2012, and 2011 was approximately $28,000, $29,000, and $28,000, respectively.